March 7, 2019

VIA EDGAR

Securities and Exchange Commission
100 F Street NE
Washington, D.C. 20549

Re:  Separate Account VL of Transamerica Life, SEC File No. 811-04511
➢	TransEquity, Registration No. 333-153800
➢	TransEquity II, Registration No. 333-153817

 Rule 30b2-1 Filing

Dear Commissioners:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), Transamerica Life Insurance Company (the “Company”) on behalf of the Registrant, recently sent (or will send) to its policyholders the annual reports dated December 31, 2018,  for the underlying management investment companies listed below (the “Funds”). This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act:

ANNUAL REPORT FILINGS:
AXA Premier VIP Trust, Registration No. 811-10509
EQ Advisors Trust, Registration No. 811-07953
Transamerica Series Trust, Registration No. 811-4419

Some of the funds included in each Fund Company’s annual report filings may not be available under every Policy offered by the Registrant.

The Company understands that the Funds have filed, or will file, their annual reports with the commission under the separate cover, pursuant to Rule 30d-1.

To the extent necessary, these filings are incorporated herein by reference. If you have any questions regarding this filing, please contact me at (727) 299-1830 or Danna Wilson at (727) 557-3603.

Sincerely,
/s/ Arthur D. Woods
Arthur D. Woods Esq.
Transamerica Life Insurance Company